UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2018 (December 13, 2018)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2

Financial Information

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 13, 2018, Eversource Energy issued $400,000,000 aggregate principal amount of its Senior Notes, Series N, Due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of its Senior Notes, Series O, Due 2029 (the “2029 Notes” and together with the 2023 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated December 10, 2018, among Eversource Energy, and Barclays Capital Inc., Goldman Sachs & Co. LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

The Notes are Eversource Energy’s unsecured obligations and were issued under the Eleventh Supplemental Indenture, dated as of December 1, 2018, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Eleventh Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002.  Interest on the 2023 Notes is payable semi-annually on June 1 and December 1 of each year, beginning on June 1, 2019, at the rate of 3.80% per year, and interest on the 2029 Notes is payable semi-annually on April 1 and October 1 of each year, beginning on April 1, 2019, at the rate of 4.25% per year.  The 2023 Notes will mature on December 1, 2023 and the 2029 Notes will mature on April 1, 2029.

Section 9

Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
1

Underwriting Agreement, dated December 10, 2018, among Eversource Energy and the Underwriters named therein Underwriting Agreement, dated December 10, 2018, among Eversource Energy and the Underwriters named therein

4.1	Eleventh Supplemental Indenture establishing the terms of the Notes, dated December 1, 2018, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2023 Notes (included as Exhibit A to the Eleventh Supplemental Indenture filed herewith as Exhibit 4.1)
4.3	Form of 2029 Notes (included as Exhibit B to the Eleventh Supplemental Indenture filed herewith as Exhibit 4.1)
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Notes (includes consent)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

December 18, 2018

By:

/S/ EMILIE G. O'NEIL

Emilie G. O’Neil

Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement, dated December 10, 2018, among Eversource Energy and the Underwriters named therein
4.1	Eleventh Supplemental Indenture establishing the terms of the Notes, dated December 1, 2018, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2023 Notes (included as Exhibit A to the Eleventh Supplemental Indenture filed herewith as Exhibit 4.1)
4.3	Form of 2029 Notes (included as Exhibit B to the Eleventh Supplemental Indenture filed herewith as Exhibit 4.1)
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Notes (includes consent)

4